Exhibit 10.1

EXECUTION VERSION

SEVENTH AMENDMENT TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of July 17, 2014 (this “Amendment”) is entered into among AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, a Delaware corporation (in such capacity, the “Seller”), AMERISOURCEBERGEN DRUG CORPORATION, a Delaware corporation, as the initial Servicer (in such capacity, the “Servicer”), the PURCHASER AGENTS and PURCHASERS listed on the signature pages hereto, and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMU”), as administrator (in such capacity, the “Administrator”).

R E C I T A L S

The Seller, Servicer, the Purchaser Groups, and the Administrator are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of April 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “Agreement”).

The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Certain Defined Terms.  Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Exhibit I to the Agreement.

2.                                      Amendment to the Agreement.  As of the Effective Date (as defined below), the Agreement is hereby amended by replacing the percentage “4.25%” where it appears in Section 9.1(g) of the Agreement with the percentage “5.75%”.

3.                                      Representations and Warranties; Covenants.  Each of the Seller and the Servicer (on behalf of the Seller) hereby certifies, represents and warrants to the Administrator, each Purchaser Agent and each Purchaser that on and as of the date hereof:

(i)                                     each of its representations and warranties contained in Article V of the Agreement is true and correct, in all material respects, as if made on and as of the Effective Date;

(ii)                                  no event has occurred and is continuing, or would result from this Amendment or any of the transactions contemplated herein, that constitutes an Amortization Event or Unmatured Amortization Event;

(iii)                               the Facility Termination Date for all Purchaser Groups has not occurred; and

(iv)                              the Credit Agreement has not been amended since July 9, 2013.

4.                                      Effect of Amendment.  Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement and each of the other Transaction Documents to “this Agreement”, “hereof”, “herein”, or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement, as amended by this Amendment.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement (or any related document or agreement) other than as expressly set forth herein.

5.                                      Effectiveness. This Amendment shall become effective on the date hereof (the “Effective Date”) upon satisfaction of each of the following conditions:

(a)                                 receipt by the Administrator and each Purchaser Agent of counterparts of this Amendment; and

(b)                                 such other documents and instruments as a Purchaser Agent may reasonably request, in form and substance satisfactory to such Purchaser Agent.

6.                                      Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  Counterparts of this Amendment may be delivered by facsimile transmission or other electronic transmission, and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

7.                                      Governing Law.  This Amendment shall be governed by, and construed in accordance with the law of the State of New York without regard to any otherwise applicable principles of conflicts of law (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

8.                                      Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any other Transaction Document or any provision hereof or thereof.

9.                                      Transaction Document.  This Amendment shall constitute a Transaction Document under the Agreement.

10.                               Severability.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

11.                               Ratification.                            After giving effect to this Amendment and the transactions contemplated hereby, all of the provisions of the Performance Undertaking shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance

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Undertaking and acknowledges that the Performance Undertaking has continued and shall continue in full force and effect in accordance with its terms.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, as Seller

		By:	/s/ J.F. Quinn
		Name:	J.F. Quinn
		Title:	Vice President & Corporate Treasurer

AMERISOURCEBERGEN DRUG CORPORATION, as initial Servicer

		By:	/s/ J.F. Quinn
		Name:	J.F. Quinn
		Title:	Vice President & Corporate Treasurer

Acknowledged and Agreed

AMERISOURCEBERGEN CORPORATION

By:	/s/ J.F. Quinn
Name:	J.F. Quinn
Title:	Vice President & Corporate Treasurer

Seventh Amendment to RPA (ARFC)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as Administrator

By:	/s/ Christopher Pohl
Name:	Christopher Pohl
Title:	Managing Director

VICTORY RECEIVABLES CORPORATION, as an Uncommitted Purchaser

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as Purchaser Agent for
Victory Receivables Corporation

By:	/s/ Christopher Pohl
Name:	Christopher Pohl
Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as Related Committed Purchaser
for Victory Receivables Corporation

By:	/s/ Brian McNany
Name:	B. McNany
Title:	Vice President

Seventh Amendment to RPA (ARFC)

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as an Uncommitted Purchaser

By:	/s/ Ryan C. Tozier
Name:	Ryan C. Tozier
Title:	Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Purchaser Agent and
Related Committed Purchaser
for Wells Fargo Bank, National Association

By:	/s/ Ryan C. Tozier
Name:	Ryan C. Tozier
Title:	Assistant Vice President

Seventh Amendment to RPA (ARFC)

LIBERTY STREET FUNDING LLC,
as an Uncommitted Purchaser

By:	/s/ Jill Russo
Name:	Jill A. Russo
Title:	Vice President

THE BANK OF NOVA SCOTIA,
as Purchaser Agent and
Related Committed Purchaser
for Liberty Street Funding LLC

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

Seventh Amendment to RPA (ARFC)

PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser Agent,
Uncommitted Purchaser and
Related Committed Purchaser

By:	/s/ Mark Falcione
Name:	Mark Falcione
Title:	Executive Vice President

Seventh Amendment to RPA (ARFC)

WORKING CAPITAL
MANAGEMENT CO., LP,
as Uncommitted Purchaser and
as Related Committed Purchaser for
Working Capital Management Co., LP

By:	/s/ T. Watanabe
Name:	Takashi Watanabe
Title:	Attorney-in-Fact

MIZUHO BANK, LTD.,
as Purchaser Agent for
Working Capital Management Co., LP

By:	/s/ Bertram H. Tang
Name:	Bertram H. Tang
Title:	Authorized Signatory

Seventh Amendment to RPA (ARFC)